UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

July 27, 2023
____________________________________
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________
Delaware
001-41058
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
505 Odyssey Way
Merritt Island
,
FL
32953
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code: (
254
)
244-5739
Not Applicable
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01. Changes in Registrant’s Certifying

Accountant.
On July 21, 2023, Vaxxinity,

Inc. (the “Company”) was informed by Armanino LLP (“Armanino”) that it intends to resign as the
Company’s independent registered

public accounting firm, effective upon the earlier of (i) filing of the Company’s Quarterly Report
on Form 10-Q for the quarter ending September 30, 2023 and (ii) the Company’s appointment of a new independent registered public
accounting firm. The audit committee of the Company’s

board of directors accepted but did not request or recommend Armanino’s resignation.
Armanino advised the Company that its decision was due to Armanino’s transition away from providing financial statement audit
services to public companies.
Armanino’s audit reports on

the Company’s consolidated financial

statements for the years ended December 31, 2022 and 2021 do not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope,

or accounting
principles. During the two most recent fiscal years and the subsequent interim period,

there were no (i) disagreements with Armanino
on any matter of accounting principles or practices, financial statement disclosure,

or auditing scope or procedure, which
disagreements, if not resolved to the satisfaction of Armanino, would have caused it to make reference to the subject matter of the
disagreements in connection with its report or (ii) “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Armanino with a copy of the disclosures contained in this Current Report on Form 8-K and requested that
Armanino furnish a letter addressed to the U.S. Securities and Exchange

Commission stating whether or not it agrees with the
statements made in this Current Report on Form 8-K, a copy of which is attached as Exhibit 16.1 hereto.
The Company has begun a search process to identify a new independent registered public accounting firm. There can be no assurance
that we will be able to appoint a new independent registered public accounting firm on a timely basis, which would result in our
inability to file required Exchange Act reports, limit our ability to raise capital,

and result in a loss of investor confidence.
Item 5.02. Departure of Directors or Certain

Officers; Election of Directors; Appointment of Certain Officers;

Compensatory
Arrangements of Certain Officers.
The information regarding Ulo Palm contained in Item 8.01 of this Current

Report on Form 8-K is incorporated by reference into this
Item 5.02.
Item 8.01. Other Events.
On July 27, 2023, the Company announced that Peter Powchik will join its leadership team as Executive Vice President, Global
Scientific Director, effective

October 1, 2023. He will remain as a member of the Company’s board of directors. In addition, the
Company announced that Ulo Palm
will transition from the Company’s

Chief Medical Officer to senior advisor,

effective October 1,
2023.
In connection with the foregoing matters, the Company issued a press release,

a copy of which is attached as Exhibit 99.1 to this
Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.

Description
16.1

Letter from Armanino LLP
99.1
Press Release
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its
behalf by the undersigned hereunto duly authorized.
Date: July 27, 2023

VAXXINITY,

INC.
By: /s/ Jason Pesile
Name:

Jason Pesile
Title:

Senior Vice President, Finance &
Accounting